Exhibit 99.1

Neptune Wellness Solutions Inc. Announces Voluntary Delisting
from Toronto Stock Exchange

LAVAL, QC, July 29, 2022 – Neptune Wellness Solutions Inc. (“Neptune” or the “Company”) (NASDAQ: NEPT) (TSX: NEPT), a diversified and fully integrated health and wellness company focused on plant-based, sustainable and purpose-driven lifestyle brands, announced today that it has applied and received approval for a voluntary delisting of its common shares from the Toronto Stock Exchange (“TSX”). The delisting from the TSX will not affect the Company’s listing on the Nasdaq Capital Market (the “Nasdaq”).

The Company believes that the trading volume of its shares on the TSX no longer justifies the expense and administrative efforts associated with maintaining this listing, especially given Neptune’s listing on the Nasdaq. The Company also believes Nasdaq provides its shareholders with sufficient liquidity, and the cost savings from the elimination of TSX listing fees and associated professional fees, as well as the savings in time and effort of management required to maintain a dual listing, can be redirected to further advancing the business of the Company. Neptune anticipates that its common shares will be delisted from the TSX at the close of trading on August 15, 2022.

Following delisting from the TSX, Neptune’s shareholders can trade their common shares through their brokers on Nasdaq. As most brokers in Canada, including many discount and online brokers, have the ability to buy and sell securities listed on Nasdaq, Neptune’s Nasdaq listing will continue to provide shareholders with the same accessibility to trade the Company's common shares. Shareholders holding shares in Canadian brokerage accounts should contact their brokers to confirm how to trade Neptune’s shares on the Nasdaq.

Pursuant to Section 720(b)(i) of the TSX Company Manual, shareholder approval is not required with regards to the voluntary delisting as an alternative market for the shares will exist on Nasdaq.

Forward-Looking Statements

Statements in this news release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of applicable securities laws. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of Neptune to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes”, “belief”, “expects”, “intends”, “projects”, “anticipates”, “will”, “should” or “plans” to be uncertain and forward-looking. Forward-looking statements relate to future events or future performance and reflect management’s expectations or beliefs regarding future events including, but not limited to, statements with respect to the anticipated benefits of delisting from the TSX as well as future results, the accessibility of and ability to trade the Company’s common shares on the Nasdaq, and the anticipated continued listing of the Company’s common shares on the Nasdaq. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement and the “Cautionary Note Regarding Forward-Looking Information” section contained in Neptune’s latest Annual Information Form, which also forms part of Neptune’s latest annual report on Form 40-F, and which is available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml. All forward-looking statements in this news release are made as of the date of this news release. Neptune does not undertake to update any such forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Neither NASDAQ nor the Toronto Stock Exchange accepts responsibility for the adequacy or accuracy of this release.

About Neptune Wellness Solutions Inc.

Headquartered in Laval, Quebec, Neptune is a diversified health and wellness company with a mission to redefine health and wellness. Neptune is focused on building a portfolio of high quality, affordable consumer products in response to long-term secular trends and market demand for natural, plant-based, sustainable and purpose-driven lifestyle brands. The Company utilizes a highly flexible, cost-efficient manufacturing and supply chain infrastructure that can be scaled to quickly adapt to consumer demand and bring new products to market through its mass retail partners and e-commerce channels. For additional information, please visit: https://neptunewellness.com/.

Media Contacts:

media@neptunecorp.com

Jessica Adkins, SVP Corporate Communications

Neptune Wellness Solutions, Inc.

j.adkins@neptunecorp.com

Investor Contacts:

Morry Brown, VP Investor Relations

Neptune Wellness Solutions, Inc.

m.brown@neptunecorp.com

Valter Pinto or Nick Staab

KCSA Strategic Communications

neptune@kcsa.com

212.896.1254